SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) December 19, 2001


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of November 30, 2001 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of November 30, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of November 30, 2001 attached as
Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of November 30, 2001, attached as
Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: December 19, 2001           By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of November 30, 2001             4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of November 30, 2001                                5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights

This report excludes the impact of the acquisition of Frontier State Bank and Del Amo Savings Bank at the close of the business day ended November 30, 2001.


                                As of, for the Month     As of,for the 11 Months
                                 Ended November 30,          Ended November 30,
                                ---------------------    ----------------------
                                  2001       2000          2001         2000
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  223,486  $  159,549   $  195,439   $  163,220


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,162,432  $3,946,797   $4,162,432   $3,946,797

Loans Originated/Purchased:
  Single-Family Loans         $   37,707  $   35,042   $  859,942   $  727,953
  Multi-Family Loans              24,147      15,971      351,826      212,798
  Commercial Real Estate Loans     8,956       2,429      123,665       13,280
  Others                             466       1,068       34,411       16,335
                              $   71,276  $   54,510   $1,369,844   $  970,366

Loans Sold                    $      777  $    1,683   $   52,931   $    8,432

Average Rate on Loans
  Originated/Purchased              6.48%       8.36%        7.12%        7.68%
Percentage of Portfolio in
  Adjustable Rate Loans            72.60%      92.35%       72.60%       92.35%
Non-performing Assets
  to Total Assets                   0.19%       0.21%        0.19%        0.21%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,599,000  $1,524,000   $1,599,000   $1,524,000
Reverse Repurchase
  Agreements                  $  211,040  $  294,110   $  211,040   $  294,110

DEPOSITS

Retail Deposits               $1,882,254  $1,695,793   $1,882,254   $1,695,793
Wholesale Deposits            $  499,550  $  447,749   $  499,550   $  447,749
                              ----------  ----------    ---------    ---------
                              $2,381,804  $2,143,542   $2,381,804   $2,143,542

Net Increase (Decrease)       $   14,123  $  (39,183)  $  213,053   $   78,461


AVERAGE INTEREST RATES

Yield on Loans                      6.93%       8.26%        7.69%       7.82%
Yield on Investments                3.98%       5.83%        5.35%       6.16%
Yield on Earning Assets             6.78%       8.17%        7.59%       7.76%
Cost of Deposits                    3.20%       4.91%        4.18%       4.67%
Cost of Borrowings                  4.74%       6.48%        5.74%       6.26%
Cost of Money                       3.87%       5.62%        4.89%       5.37%
Earnings Spread                     2.91%       2.55%        2.70%       2.39%
Effective Net Spread                3.07%       2.76%        2.90%       2.56%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 11/30/2001
                            (000's omitted)

This report excludes the impact of the acquisition of Frontier State Bank and Del Amo Savings Bank at the close of the business day ended November 30, 2001.


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,135,785         55%
             Multi-family                   1,450,657         37%
             Commercial & Ind                 331,747          8%
                Total Real Estate Loans    $3,918,189        100%


             Single Family

             Without Prepayment Penalty    $1,824,890         85%
             With Prepayment Penalty          310,895         15%
                Total Single Family Loans  $2,135,785        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,658,682         91%
                       >10 Yrs         $166,208          9%
                       Total         $1,824,890        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<6.00%         $  5,523  $    808   $  6,339  $    5,515    $  1,326  $   19,511    1.2%
6.00%-6.25%       5,667       789     51,445      57,562      24,940     140,403    8.5%
6.25%-6.50%      41,787     8,431     42,576      27,509      24,985     145,288    8.8%
6.50%-6.75%     102,730    10,828     98,368      88,800      68,200     368,926   22.2%
6.75%-7.00%     112,893    12,490    103,521     114,789     107,214     450,907   27.2%
7.00%-7.25%      57,122     6,862     58,176      53,082      75,377     250,619   15.1%
7.25%-7.50%      27,587     4,754     42,630      30,259      22,353     127,583    7.7%
7.50%-7.75%      20,058     2,101     26,763       8,563      10,064      67,549    4.1%
7.75%-8.00%      31,868     1,559     10,613       3,405       4,214      51,659    3.1%
8.00%-9.00%      16,670     1,303      6,880       7,230       1,774      33,857    2.0%
>9.00%            2,107       273          0           0           0       2,380    0.1%
       Total   $424,012  $ 50,198   $447,311  $  396,714    $340,447  $1,658,682  100.0%